Exhibit 31.1

Review

CHIEF EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO SECTION 302

I, Ross Tannenbaum, Chief Executive Officer of Dreams, Inc., certify that:

1.	I have reviewed this Transition Report on Form 10-K/T of Dreams, Inc. (the “Registrant”);

2.	Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Transition Report.

3.	Based on my knowledge, the financial statements, and other financial information included in this Transition Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this Transition Report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and have:

a)	designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Transition Report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of the Registrant’s disclosure controls and procedures presented in this Transition Report are conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	disclosed in this Transition Report any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting;

5.	The Registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control, to the Registrant’s auditors and the audit committee of Registrant’s board of directors (or persons performing the equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation or internal control over financial reporting which are reasonably likely to adversely effect the Registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control; and

Date: March 27, 2008	/s/ Ross Tannenbaum
Ross Tannenbaum
Chief Executive Officer
(Principal Executive Officer)